UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): November 12, 2004 (November 8, 2004)

Bakers Footwear Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Missouri	000-50563	43-0577980

(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification Number)
Incorporation)

2815 Scott Avenue
St. Louis, Missouri	63103

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(314) 621-0699

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition and Item 7.01. Regulation FD Disclosure.

Conference Call Webcast — Financial Results for Third Quarter, Business Developments and Future Outlook
On November 8, 2004 at 10:00 a.m. Eastern Time, a live conference call was broadcasted via the internet at www.kcsa.com to discuss the financial results, business developments and future outlook of Bakers Footwear Group, Inc. for the third quarter of fiscal 2004. Excerpts from the transcript of this conference call are furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description of Exhibits
99.1	Excerpts From Registrant’s Conference Call Webcast on November 8, 2004 relating to third quarter fiscal 2004 financial results, business developments and future outlook.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKERS FOOTWEAR GROUP, INC. (Registrant)
Date: November 12, 2004	By:	/s/ Lawrence L. Spanley, Jr.
Lawrence L. Spanley, Jr.
Chief Financial Officer, Vice President-Finance, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
99.1	Excerpts From Registrant’s Conference Call Webcast on November 8, 2004 relating to third quarter fiscal 2004 financial results, business developments and future outlook.